Exhibit 10.1

MCLEODUSA INCORPORATED

2006 OMNIBUS EQUITY PLAN

(as amended through March 16, 2007)

1.                                       Purpose; Establishment.

The McLeodUSA Incorporated 2006 Omnibus Equity Plan (the “Plan”) is intended to promote the interests of the Company and its shareholders by providing employees, officers, directors, consultants and advisors of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company and to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individual employees, officers, directors, consultants and advisors of the Company in fulfilling their personal responsibilities for long-range achievements.

The Plan has been adopted and approved by the Board of Directors and became effective as of March 22, 2006.

2.                                       Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:

(a)                                  “Affiliate” shall have the same meaning as is ascribed to the term “Affiliated person” in Section 2(a)(3) of the Investment Company Act of 1940, as amended, and shall include any fund or account sharing a common Investment Advisor (as such term is defined in Section 2(a)(20) of the Investment Company Act of 1940, as amended).

(b)                                 “Agreement” shall mean either the written agreement between the Company and a Participant or a written notice from the Company to a Participant evidencing an Award.

(c)                                  “Award” shall mean any Option or Restricted Stock award granted pursuant to the terms of the Plan.

(d)                                 “Beneficial Owner” shall be determined pursuant to rules Rule 13d-3 and 13d-5 under the Exchange Act.

(e)                                  “Board of Directors” shall mean the Board of Directors of McLeodUSA Incorporated.

(f)                                    “Cause” shall have the meaning set forth in the applicable Agreement.

(g)                                 A “Change in Control” shall be deemed to have occurred if any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding securities.

(h)                                 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(i)                                     “Committee” shall mean, at the discretion of the Board of Directors, the full Board of Directors or a committee of the Board of Directors.

(j)                                     “Company” shall mean McLeodUSA Incorporated, a Delaware corporation, and, where appropriate, each of its Affiliates.

(k)                                  “Company Stock” shall mean the common stock of the Company, par value $0.01 per share.

(l)                                     “Covered Employee” shall have the meaning set forth in Section 162(m) of the Code.

(m)                               “Effective Date” shall mean March 22, 2006.

(n)                                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(o)                                 “Fair Market Value” shall mean the fair market value of a share of Company Stock as determined in good faith by (or in a manner approved by) the Committee.

(p)                                 “Option” shall mean a nonqualified option to purchase shares of Company Stock granted pursuant to Section 7.

(q)                                 “Participant” shall mean an employee, officer, director, consultant or advisor of the Company to whom an Award is granted pursuant to the Plan, or upon the death of any of the foregoing, his or her successors, heirs, executors and administrators, as the case may be.

(r)                                    “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (v) for purposes of the definition of Change in Control only, any person or entity which is a party, as of Effective Date, to the Company’s Stockholders Agreement, dated as of January 6, 2006, between the Company and the stockholders subject thereto (the “Stockholders Agreement”).

(s)                                  “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to restrictions as set forth in Section 8(d).

(t)                                    “Sale of the Company” means the bona fide arm’s length sale of the Company to a third party or group of third parties acting in concert, in each case which party or parties is not an Affiliate of the Company pursuant to which such party or parties acquire (i) equity securities of the Company representing more than 50% of the voting power of the Company’s equity securities or (ii) all or substantially all of the Company’s assets determined on a consolidated basis (in either case, whether by merger, consolidation, sale or transfer of the Company’s or any Subsidiary’s equity securities, sale or transfer of the Company’s consolidated assets, or other reorganization, and whether in one or more series of sales).

(u)                                 “Section 409A” shall mean Section 409A of the Code, pertaining to nonqualified deferred compensation.

(v)                                 “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(w)                               “Vesting Date” shall mean the date established by the Committee on which a share of Restricted Stock may vest, which may include, without limitation, (i) the date upon which the Company Stock (or securities attributable thereto) have become listed on a national securities exchange and (ii) the date upon which there occurs a Sale of the Company in which the Company Stock is exchanged for cash and or publicly traded securities.

3.                                       Stock Subject to the Plan

(a)                                  Shares Available for Awards. The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 3,100,000 shares (subject to adjustment as provided herein); provided, however, that such number shall be automatically increased, effective upon the effective date of the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the Company’s initial public offering of Common Stock (the “IPO”), from 3,100,000 shares to such number of shares of Common Stock as equals 13.0% of the aggregate number of outstanding shares of Common Stock on a fully-diluted basis (i.e., assuming the exercise of all authorized or outstanding options to purchase Common Stock) after giving effect to such increase and the Corporation’s issuance of shares of Common Stock in the IPO. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)                                 Adjustment for Change in Capitalization. In the event that any dividend or other distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property issued or issuable in respect of outstanding Awards and (3) the exercise price, grant price or purchase price relating to any Award, shall be equitably adjusted as necessary to prevent the dilution or enlargement of the rights of Participants.

(c)                                  Adjustment for Change or Exchange of Shares for Other Consideration. In the event the outstanding shares of Company Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction (“Transaction”), then, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Company Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Company Stock covered by the Award would have been changed or exchanged had they been held by a shareholder of the Company.

(d)                                 Reuse of Shares. The following shares of Company Stock shall again become available for Awards: (1) any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever and any shares of Restricted Stock forfeited and (2) any previously owned or withheld shares of Company Stock obtained by the Participant pursuant to an Option exercise and received by the Company in exchange for Option shares upon a Participant’s exercise of an Option, if permitted under Section 7(c)(3) hereof.

4.                                       Administration of the Plan.

The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Company Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole and absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or service to the Company or otherwise adjust any of the terms of such Option, and (b) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to any such Award, provided that such waiver shall not be permitted to the extent that it would result in a violation of Section 409A.

5.                                       Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be employees, officers, directors, consultants and advisors of the Company, in each case as the Committee shall select from time to time. The grant of an Award hereunder in any year to any employees, officers, directors, consultants and advisors shall not entitle such person to a grant of an Award in any future year.

6.                                       Awards Under the Plan; Agreement.

The Committee may grant Options or shares of Restricted Stock in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable which are not in conflict with the terms of the Plan. By accepting an Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.                                       Options.

(a)                                  Exercise Price. Each Agreement with respect to an Option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of such share on the date of grant of the option.

(b)                                 Term and Exercise of Options.

(1)                                  Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Agreement. Subject to Section 7(c) hereof, the Committee shall determine the expiration date of each Option at the time of grant. Unless otherwise determined by the Committee, Options which are to vest based upon the continued service or employment of a Participant shall vest in four equal increments on each of the first four anniversaries of the date of grant. In addition (unless otherwise determined by the Committee), Options shall have a maximum term of 10 years from the date of grant.

(2)                                  To the extent that an Option to purchase shares is not exercised by a Participant when it becomes initially exercisable, it shall not expire but carry forward and shall be exercisable until its expiration or as provided by Section 7(c) hereof.

(3)                                  An Option shall be exercised by delivering notice as specified in the Agreement on the form of notice provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (B) if permitted by the Committee, in shares of Company Stock owned by the Participant for at least six (6)

months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods as the Committee may from time to time authorize. If applicable, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

(4)                                  Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(c)                                  Effect of Termination of Employment.

(1)                                  In the event that the employment (or in the case of a consultant, advisor or nonemployee director, service) of a Participant with the Company shall terminate for any reason other than Cause (as defined in the applicable Agreement) the Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall (unless otherwise determined by the Committee at the time of grant) remain exercisable until the expiration of the Option’s term. Unless otherwise determined by the Committee, any Option that remains unexercisable as of the date of termination shall be immediately forfeited.

(2)                                  In the event that the employment (or in the case of a consultant, advisor or nonemployee director, service) of a Participant with the Company shall terminate on account of the death or permanent disability of the Participant, all Options granted to such Participant that remain outstanding as of the date of death or permanent disability, shall become fully exercisable and shall remain exercisable for one year by the Participant’s legal representatives, heirs or legatees, or for such other period as may be provided in the Agreement, but in no event following the expiration of its term.

(3)                                  In the event of the termination of a Participant’s employment (or in the case of a consultant, advisor or nonemployee director, service) for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(d)                                 Leave of Absence. In the case of any Participant on an approved leave of absence, the Committee may make such provision respecting the continuance of the Option while in the employ or service of the Company as it may deem equitable, except that in no event may an Option be exercised after the expiration of its term.

(e)                                  Payment Upon Exercise. Company Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(i)            in cash, by wire transfer or by check, payable to the order of the Company;

(ii)           except as may otherwise be provided in the applicable Agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(iii)          to the extent provided for in the applicable Agreement or approved by the Committee, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Company Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Company Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Committee in its discretion and (iii) such Company Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; or

(iv)          by any combination of the above permitted forms of payment.

8.                                       Restricted Stock.

(a)                                  Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)                                 Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 8(c) are satisfied, and except as provided in Section 8(h), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(d)

(but not those of Section 9, which shall continue to be governed by Section 9) shall lapse.

(c)                                  Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. Failure to satisfy such conditions shall result in the forfeiture of the Restricted Stock.

(d)                                 Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

(e)                                  Dividends on Restricted Stock. The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

(f)                                    Issuance of Certificates.

(1)                                  Following the date of grant with respect to shares of Restricted Stock, the Company may cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such shares were granted, evidencing such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the McLeodUSA Incorporated 2006 Omnibus Equity Plan and an Agreement entered into between the registered owner of such shares and the Company.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

(2)                                  Each certificate issued pursuant to this Section 8(f), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

(g)                                 Consequences of Vesting. Subject to Section 9, upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(d) shall lapse with respect to such share. Following the date on which a share of

Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(f).

(h)                                 Effect of Termination of Employment.

(1)                                  Except as the Committee in its sole and absolute discretion may otherwise provide in the applicable Agreement, and subject to the Committee’s authority under Section 4 hereof, upon the termination of a Participant’s employment for any reason other than Cause, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

(i)                                     In the event of the termination of a Participant’s employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited to the Company, together with any retained dividends previously paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

9.                                       Shareholder Rights and Obligations.

(a)                                  Except as explicitly provided otherwise in an Agreement between the Company and a Participant, by accepting the Award and in consideration of the Award, the Participant shall be deemed to have agreed to and acknowledged the following:

(1)                                  Upon the Participant’s termination of employment or service (a “Repurchase Event”), all shares of Company Stock attributable to Awards hereunder and any securities of another company issued in respect of such shares (collectively, the “Available Securities”), whether held or subsequently acquired by the Participant or one or more of Participant’s transferees (individually, a “Holder” and collectively, the “Holders”), shall be subject to repurchase by the Company pursuant to this Section 9 (the “Repurchase Option”).

(2)                                  The purchase price (the “Repurchase Price”) for each of the vested Available Securities shall be the Fair Market Value of a share of Company Stock, as of the date of the Repurchase Event; provided, however, that if the Participant’s service as an employee of the Company or any of its Subsidiaries was terminated for Cause then the Repurchase Price for each of the vested Available Securities shall be the lesser of (x) the Fair Market Value of a share of Company Stock and (y) the amount paid by the Participant, if any, for each of the vested Available Securities (the “Original Cost”), in each case, as of the date of the Repurchase Event. The Repurchase Price for each of the unvested shares subject to an Award shall be the lesser of (x) the Fair Market Value of a share of Company Stock and (y) the Original Cost of each unvested share of Company Stock.

(3)                                  The Company may (but shall not be obligated to) elect to purchase all or any portion of the Available Securities on the terms contained in this Section 9 by delivering written notice (the “Repurchase Notice”) to each Holder within one (1) year after the Repurchase Event (or, if later, within 90 days after the Holder acquires Available Securities pursuant to the Plan). The Repurchase Notice shall set forth the number and amount of Available Securities to be acquired from each Holder, the aggregate consideration to be paid for such securities and the time and place for the closing of such purchase.

(4)                                  The purchase of Available Securities pursuant to this Section 9 shall be consummated (the “Closing”) at the Company’s principal office at 10:00 a.m., local time, on the thirtieth (30th) day next following the date of delivery of the Repurchase Notice, or on such later day as designated by the Company, in its sole discretion, upon not less than ten (10) days prior notice to each Holder of Available Securities to be purchased (the “Closing Date”). If said date is a Saturday, Sunday or legal holiday, the Closing shall occur at the same time and place on the next succeeding business day. The Company shall pay for the Available Securities to be purchased pursuant to the Repurchase Option in cash or cash equivalents on the Closing Date. The Company shall be entitled to receive customary representations and warranties as to ownership, title, authority to sell and the like from the Holders regarding such sale. Notwithstanding anything to the contrary contained herein, all repurchases of the Available Securities by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company’s and its subsidiaries’ debt and equity financing agreements. If any such restrictions prohibit the repurchase of the Available Securities pursuant to Section 9(a) or 9(b) to which the Company is otherwise entitled, the time periods herein shall be suspended and the Company shall be entitled to make such repurchases as soon as practicable following the time it is permitted to do so under such restrictions.

(b)                                 Except as explicitly provided otherwise in an Award agreement to a Participant or as agreed to by the Committee in its sole discretion, by accepting the Award and in consideration of the Award, the Participant shall be deemed to have agreed to and acknowledged the following:

(1)                                  No Holder shall sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) or enter into any agreement to sell, assign, transfer, pledge or dispose of (individually and collectively, a “Transfer”) any interest in any Available Securities or the Award, except pursuant to the provisions of Sections 9 or 10.

(2)                                  Unless otherwise determined by the Committee, Holders may transfer Available Securities pursuant to a bona fide arms length sale to a third party, provided, however, that it shall be a condition of any such sale that (i) the purchaser of such Available Securities agree to the effectiveness of, and agree to comply with, the provisions of this Section 9, (ii) the Holder shall have delivered written notice to the Company of any proposed sale, which notice contains all the proposed terms of such sale and (iii) the Holder shall have offered to sell to the Company such Available Securities upon the same terms and conditions as were proposed with respect to the third party purchaser and shall have given the Company at least 45 days from the receipt of such notice to exercise such purchase right. Notwithstanding the foregoing, no transfer of Available Securities shall be permitted pursuant to this Section 9(b)(2) if such transfer would be prohibited pursuant to Section 2.03 of the Stockholders Agreement.

(3)                                  The restrictions contained in this Section 9 shall not apply with respect to Transfers of Available Securities pursuant to applicable laws of descent and distribution; provided that the restrictions contained in this Section 9 will continue to be applicable to the Available Securities after any such Transfer.

(c)                                  If the Board of Directors approves a Sale of the Company (an “Approved Sale”), each Participant, by accepting an Award under the Plan, agrees that such Participant will vote for (if such Participant is entitled to vote), consent to and raise no objections to the Approved Sale, waive any appraisal or dissenters’ rights in respect of such Approved Sale, and take all other actions reasonably necessary or desirable to cause the consummation of such Approved Sale on the terms and conditions approved by the Board of Directors.

(d)                                 Each of the Holders of Available Securities shall be subject to Section 3.02 and 3.03 of the Stockholders Agreement (relating to “drag along” rights) to the same extent as if the Holder were a stockholder under such Stockholders Agreement. Without limiting the other provisions hereof, the Committee may impose as a condition to the grant or exercise of an award hereunder (either at the time of grant or thereafter) a requirement that the Participant execute a joinder agreement with respect to the Stockholders Agreement.

(e)                                  The provisions of this Section 9 shall terminate upon the first to occur of (i) an initial Qualified Public Offering, and (ii) a Change in Control immediately following which the Available Securities are listed or traded on a national securities exchange, the Nasdaq Global Market or the Nasdaq Global Select Market. For purposes of the Plan, a “Qualified Public Offering” shall mean a firmly underwritten public offering of Company Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (other than pursuant to a registration statement on Form S-4 or S-8 or any similar or successor form), if such offering results in the Company Stock being listed or traded on a national securities exchange, the Nasdaq Global Market or the Nasdaq Global Select Market.

(f)                                    The certificates representing the Available Securities owned by a Participant or the Participant’s family group may bear such legend with respect to restrictions imposed pursuant to the Plan as the Committee may determine to be appropriate.

(g)                                 No person shall have any rights as a shareholder with respect to any shares of Company Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10.                                 Change in Control.

Agreements issued under the Plan may contain such provisions relating to a Change in Control as the Committee may determine, in its discretion.

11.                                 No Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

12.                                 Securities Matters.

(a)                                  Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)                                 The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13.                                 Withholding Taxes.

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

14.                                 Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service.

15.                                 Amendment or Termination of the Plan.

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that shareholder approval shall be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying or other applicable law. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Sections 3 and 4, which discretion may be exercised without amendment to the Plan. Subject to Section 3, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

16.                                 Transfers Upon Death; Nonassignability.

Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

During the lifetime of a Participant, the Committee may, in its sole and absolute discretion, permit the transfer of an outstanding Option. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family

(including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners) or to other persons or entities approved by the Committee; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

17.                                 Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.

18.                                 Effective Date and Term of Plan.

The Plan became effective as of March 22, 2006. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth (10th) anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

19.                                 Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.

20.                                 Participant Rights.

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by any Award until the date of the issuance of a Company Stock certificate to him or her for such shares.

21.                                 Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

22.                                 No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

23.                                 Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

24.                                 Interpretation.

The Plan is designed and intended to comply, to the extent applicable, with Section 409A, and all provisions hereof shall be construed in a manner to so comply.

25.                                 Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.